VECTRUS FIRST QUARTER 2015 EARNINGS PRESENTATION KEN HUNZEKER CHIEF EXECUTIVE OFFICER AND PRESIDENT MATT KLEIN SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER MAY 7, 2015

SAFE HARBOR STATEMENT Page 2 SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 (THE “ACT”): CERTAIN MATERIAL PRESENTED HEREIN INCLUDES FORWARD-LOOKING STATEMENTS INTENDED TO QUALIFY FOR THE SAFE HARBOR FROM LIABILITY ESTABLISHED BY THE ACT. THESE FORWARD-LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO, STATEMENTS ABOUT THE SPIN-OFF OF VECTRUS, INC. (THE “COMPANY”) FROM EXELIS INC. (“THE SEPARATION”), THE TERMS AND THE EFFECT OF THE SEPARATION AND RELATED MATTERS, FUTURE STRATEGIC PLANS AND OTHER STATEMENTS THAT DESCRIBE THE COMPANY'S BUSINESS STRATEGY, OUTLOOK, OBJECTIVES, PLANS, INTENTIONS OR GOALS, AND ANY DISCUSSION OF GUIDANCE OR FUTURE OPERATING OR FINANCIAL PERFORMANCE. WHENEVER USED, WORDS SUCH AS “MAY,” “WILL,” “LIKELY,” "ANTICIPATE,“ "ESTIMATE,“ "EXPECT,“ "PROJECT,“ "INTEND,“ "PLAN,“ "BELIEVE,“ "TARGET,“ “COULD,” “POTENTIAL,” “CONTINUE,” OR SIMILAR TERMINOLOGY. THESE STATEMENTS ARE BASED ON THE BELIEFS AND ASSUMPTIONS OF THE MANAGEMENT OF THE COMPANY BASED ON INFORMATION CURRENTLY AVAILABLE TO MANAGEMENT. FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE RESULTS CONTEMPLATED BY THE FORWARD-LOOKING STATEMENTS. SUCH FORWARD-LOOKING STATEMENTS ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE COMPANY’S HISTORICAL EXPERIENCE AND OUR PRESENT EXPECTATIONS OR PROJECTIONS. THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO: RISKS AND UNCERTAINTIES RELATING TO THE SPIN-OFF, INCLUDING WHETHER THE SPIN- OFF AND THE RELATED TRANSACTIONS WILL RESULT IN ANY TAX LIABILITY, THE OPERATIONAL AND FINANCIAL PROFILE OF THE COMPANY OR ANY OF ITS BUSINESSES AFTER GIVING EFFECT TO THE SPIN-OFF, AND THE ABILITY OF THE COMPANY TO OPERATE AS AN INDEPENDENT ENTITY; ECONOMIC, POLITICAL AND SOCIAL CONDITIONS IN THE COUNTRIES IN WHICH WE CONDUCT OUR BUSINESSES; CHANGES IN U.S. OR INTERNATIONAL GOVERNMENT DEFENSE BUDGETS; GOVERNMENT REGULATIONS AND COMPLIANCE THEREWITH, INCLUDING CHANGES TO THE DEPARTMENT OF DEFENSE PROCUREMENT PROCESS; PROTESTS OF NEW AWARDS; OUR ABILITY TO SUBMIT PROPOSALS FOR AND/OR WIN ALL POTENTIAL OPPORTUNITIES IN OUR PIPELINE, CHANGES IN TECHNOLOGY; INTELLECTUAL PROPERTY MATTERS; GOVERNMENTAL INVESTIGATIONS, REVIEWS, AUDITS AND COST ADJUSTMENTS; CONTINGENCIES RELATED TO ACTUAL OR ALLEGED ENVIRONMENTAL CONTAMINATION, CLAIMS AND CONCERNS; DELAYS IN COMPLETION OF THE U.S. GOVERNMENT’S BUDGET; OUR SUCCESS IN EXPANDING OUR GEOGRAPHIC FOOTPRINT OR BROADENING OUR CUSTOMER BASE; OUR ABILITY TO REALIZE THE FULL AMOUNTS REFLECTED IN OUR BACKLOG AND TO RETAIN AND RENEW OUR EXISTING CONTRACTS; IMPAIRMENT OF GOODWILL; MISCONDUCT OF OUR EMPLOYEES, SUBCONTRACTORS, AGENTS AND BUSINESS PARTNERS; OUR ABILITY TO CONTROL COSTS; OUR LEVEL OF INDEBTEDNESS; SUBCONTRACTOR PERFORMANCE; ECONOMIC AND CAPITAL MARKETS CONDITIONS; ABILITY TO RETAIN AND RECRUIT QUALIFIED PERSONNEL; SECURITY BREACHES AND OTHER DISRUPTIONS TO OUR INFORMATION TECHNOLOGY AND OPERATIONS; CHANGES IN OUR TAX PROVISIONS OR EXPOSURE TO ADDITIONAL INCOME TAX LIABILITIES; CHANGES IN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (GAAP); AND OTHER FACTORS SET FORTH IN ITEM PART I, ITEM 1A, “RISKS FACTORS,” AND ELSEWHERE IN OUR 2014 ANNUAL REPORT ON FORM 10-K AND DESCRIBED FROM TIME TO TIME IN OUR FUTURE REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC). THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS REQUIRED BY LAW.

Q1 2015 HIGHLIGHTS Page 3 • First quarter results support full-year guidance o Revenue $260.9 million o Operating margin 3.6% o Diluted earnings per share (EPS) $0.46; adjusted diluted earnings per share (1) $0.47 o Net cash used in operating activities ($27.2) million; Free cash flow (2) ($27.7) million • Phase-ins on track o Turkey Spain o ACE-IT o Thule(3) • Continue to see core business stabilize • Afghanistan contracts revenue in line with expectations (1) Excludes the impact of separation costs incurred to become a stand-alone public company in connection with the September 27, 2014 spin-off from Exelis Inc. See Appendix for reconciliation. (2) Free cash flow is defined as Generally Accepted Accounting Principles in the United States of America (GAAP) net cash provided by operating activities less capital expenditures. See Appendix for reconciliation. (3) On October 31, 2014 the Thule contract was awarded to a Danish company owned by Vectrus. Protests filed with the GAO have been dismissed; however, all three competitors have filed subsequent protests with the Court of Federal Claims. We expect the Court of Federal Claims to issue a decision on the protests in 2015. As of March 27, 2015, we are moving forward with the phase-in, as directed by the customer.

VECTRUS ENVIRONMENT Page 4 • Update on 2015 contract re-competes o K-BOSSS o APS-5 Kuwait and Qatar o Maxwell Base Operating Services • Robust new business pipeline o Approx. $1 billion of proposals submitted and pending potential award(1), 100% for new business o $3 billion in potential new business opportunities identified for 2015 • Two IDIQ(1), awards subsequent to the first quarter o Seaport-E o Information Management Communications Services III (1) Indefinite Delivery Indefinite Quantity (IDIQ) contracts carry no value in the pipeline of potential proposals to be submitted until a specific task order is identified.

Q1 2015 FINANCIAL RESULTS Page 5 (In millions, except Operating Margin and Diluted Earnings Per Share) Q1 2015 Q1 2014 vs. 2014 Funded Orders 143.7$ 140.4$ 3.3$ Revenue 260.9$ 303.9$ (43.0)$ Operating Income 9.4$ 17.6$ (8.2)$ Operating Margin 3.6% 5.8% (220) bps Net Cash Used in Operating Activities (27.2)$ (56.4)$ 29.2$ Diluted Earnings Per Share (1) 0.46$ 1.07$ (0.61)$ First Quarter 2015 (In millio s, xcept Operating Margin and Diluted Earnings Per Share) Q1 2015 Q1 2014 vs. 2014 Funded Orders 143 7 1 0 26 7 Revenue 260.9$ 296.6$ (35.7)$ Operating Income 9 5 18 8 (3) Operating Mar in 3 6% 6 3% (270) bps Free Cash Flow (3) (27.7)$ (57.0)$ 29.3$ Diluted Earnings Per Share (1), (2) 0.47$ 1.15$ (0.68)$ First Quarter 2015 (1) For periods ended September 27, 2014 and prior, basic and diluted earnings per share are computed using the number of shares of Vectrus common stock outstanding on September 27, 2014, the date on which the Vectrus common stock was distributed to the shareholders of Exelis Inc. (2) Excludes historical results relating to the Tethered Aerostat Radar System (TARS) program which was retained by Exelis Inc. in connection with the spin-off and the impact of separation costs incurred to become a stand-alone public company. See Appendix for reconciliation. (3) Free Cash Flow is calculated as GAAP net cash provided by operating activities less capital expenditures. Adjusted Q1 2015 Financial Results(2)

BACKLOG(1) • Total Backlog(1) as of Q1 2015 of $2.6B (excludes Thule Base Maintenance contract award(2) until all protests are resolved); adjusted backlog(1) which includes the Thule Base Maintenance contract award(2) is $3.0B Page 6 (2) (1) Total backlog represents firm orders and potential options on multi-year contracts, excluding potential orders under Indefinite Delivery Indefinite Quantity (IDIQ) contracts. (2) On October 31, 2014 the Thule contract was awarded to a Danish company owned by Vectrus. Protests filed with the GAO have been dismissed; however, all three competitors have filed subsequent protests with the Court of Federal Claims. We expect the Court of Federal Claims to issue a decision on the protests in 2015. As of March 27, 2015, we are moving forward with the phase-in, as directed by the customer. ($B) $0.8 $0.7 $0.7 $2.1 $1.9 $1.9 $0.4 $- $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 Year Ending December 31, 2014 Q1 2015 Backlog with Thule Base Maintenance contract (2) Thule Unfunded Funded $2.9 $2.6 $3.0

2015 GUIDANCE SUMMARY PAGE 7 (1) All 2014 numbers, exclude TARS program historical results and separation costs. See Appendix for reconciliation. (2) 2015 adjusted operating margin excludes the pretax impact of 2015 separation costs, in the amount of $500K. (3) 2015 adjusted diluted EPS excludes the impact of 2015 separation costs, net of taxes, in the amount $320K or $.03 per share. EPS is calculated using the estimated weighted average diluted common shares outstanding for the year ended December 31, 2015 of 10.8 million. (4) Free Cash Flow is calculated as GAAP net cash provided by operating activities less capital expenditures. The 2015 estimated capital expenditures are $2M. $ mi l l ions , except per share amounts 2014 (1) 2015 Mid $Var % Var Revenue 1,100$ to 1,200$ 1,172$ 1,150$ (22)$ -1.9% Adjusted Operating Margin (2) 3.2% to 3.6% 4.3% 3.4% (90) BPS Adjusted Diluted EPS (3) 1.76$ to 2.23$ 2.80$ 1.99$ (0.81)$ -28.9% Fre Cash Flow (4) 15$ to 19$ 39.1$ 17.0$ (22.1)$ -56.5% 2015 Guidance

VECTRUS INVESTMENT HIGHLIGHTS Page 8 Strong Core Business Enduring Customer Relationships Significant Market Opportunity Large Pipeline of Potential Opportunities and Sound Growth Strategy Solid Financial Position

VECTRUS FIRST QUARTER 2015 EARNINGS PRESENTATION MAY 7, 2015

APPENDIX

RECONCILIATION OF NON-GAAP MEASURES (CONT.) Page 11 The primary financial performance measures Vectrus uses to manage its business and monitor results of operations are revenue trends and operating income trends. In addition, we consider adjusted revenue, adjusted operating income, adjusted operating margin, adjusted net income, adjusted diluted earnings per share, and free cash flow to be useful to management and investors in evaluating our operating performance for the periods presented, and to provide a tool for evaluating our ongoing operations. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives. Adjusted revenue, adjusted operating income, adjusted operating margin, adjusted net income, adjusted diluted earnings per share, free cash flow and adjusted funded orders, however, are not measures of financial performance under generally accepted accounting principles in the United States of America (GAAP) and should not be considered a substitute for revenue, operating income, net income, diluted earnings per share or net cash provided by operating activities as determined in accordance with GAAP. Reconciliations of adjusted revenue, adjusted operating income and free cash flow are provided below. “Adjusted revenue” is defined as revenue adjusted to exclude historical results relating to the TARS program which was retained by Exelis Inc. in connection with the spin-off. “Adjusted operating income” is defined as net income, adjusted to exclude income taxes, interest expense, TARS program operat ing income, and separation costs incurred to become a public company. “Adjusted operating margin” is defined as net income, adjusted to exclude income taxes, interest expense, TARS program operat ing income, and separation costs incurred to become a public company, divided by adjusted revenue. “Adjusted Net Income” is defined as net income, adjusted to exclude TARS program operating income and separation costs incurred to become a public company, net of taxes. “Adjusted Diluted Earnings Per Share” is defined as net income, adjusted to exclude TARS program operating income and separat ion costs incurred to become a public company, net of taxes, divided by the weighted average diluted common shares outstanding. “Free cash flow” is defined as GAAP net cash provided by operating activities less capital expenditures. “Adjusted funded orders” is defined as funded orders adjusted to exclude the TARS program. (In thousands) Adjust d R venue (Non-GAAP Measure) March 27, 2015 March 29, 2014 Revenue 260,920$ 303,951$ TARS revenue ¹ — (7,299) Adjusted revenue 260,920$ 296,652$ Three Months Ended ¹ TARS program historical revenue, which has been retained by Exelis

RECONCILIATION OF NON-GAAP MEASURES (CONT.) Page 12 (In thousands) Adjusted Operating Income (Non-GAAP Measure) March 27, 2015 March 29, 2014 Net income 4,965$ 11,235$ Income taxes 2,794 6,343 Interest income (expense) (1,596) 22 Operating income 9,355 17,556 Operating margin 3.6% 5.8% TARS operating income ¹ (pretax) — (902) Separation costs ² (pretax) 146 2,110 Adjusted operating income 9,501$ 18,764$ Adjusted operating margin 3.6% 6.3% Three Months Ended ¹ TARS program historical operating income, which has been retained by Exelis. ² Costs incurred to become a stand-alone public company (In thousands, except for per share data) Adjusted Diluted Earnings Per Share March 27, 2015 March 29, 2014 Net inc me 4,965$ 11,235$ TARS operating income ¹ (pretax) — (902) Separation costs ² (pretax) 146 2,110 Tax impact of adjustments (53) (436) Adjusted net income 5,058$ 12,007$ GAAP EPS - diluted 0.46$ 1.07$ Adjusted EPS - diluted 0.47$ 1.15$ Weighted average common shares outstanding - diluted 10,780 10,474 ² Costs incurred to become a stand-alone public company Three Months Ended ¹ TARS program historical operating income, which has been retained by Exelis.

RECONCILIATION OF NON-GAAP MEASURES (CONT.) Page 13 (In millions) Adjusted Funded Orders (Non-GAAP Measure) March 27, 2015 March 29, 2014 Orders 143.7$ 140.4$ TARS Orders ¹ — (23.4) Adjusted Orders 143.7$ 117.0$ Three Months Ended ¹ TARS program historical revenue, which has been retained by Exelis (In thousands) Free Cash Flow (Non-GAAP Measure) March 27, 2015 March 29, 2014 Net cash used in operating activities (27,229)$ (56,451)$ Subtract: Capital expenditures (465) (507) Free cash flow (27,694)$ (56,958)$ Three Months Ended